Financial Instruments - Derivatives Not Designated as Hedging Instruments - Net effect on the Statement of Comprehensive Income (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Derivative
Total	$ 5,131	$ 244	$ 4,720	$ (731)
Interest and finance costs, net
Derivative
Bunker swaps	5,056	368	4,614	(174)
Bunker call options	$ 75	$ (124)	$ 106	$ (557)